------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              November 20, 1996


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                    33-99598          74-2440850
     ----------------------------    -------------     -----------------
     (State or Other Jurisdiction    (Commission       (I.R.S. Employer
          of Incorporation)          File Number)      Identification No.)


             200 Vesey Street                            10285
                                                  -------------------
          New York, New York                             (Zip Code)
       ------------------------
         (Address of Principal
           Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594


                                  No Change
 ___________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events./F1/
              ____________

     Attached as Exhibit 23 to this Current Report is the consent of Coopers & Lybrand LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated January 17, 1996 on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class B1, Class 3-B1, Class B2, Class 3-B2, Class B3, Class 3-B3, Class R1 and Class R2 Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated November 20, 1996 (the "Prospectus Supplement"), and a prospectus, dated May 21, 1996 (together with the
Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99598) (the "Registration Statement").


/F1/ Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.


          Item  7.  Financial Statements; Pro Forma Financial Information and
                    _________________________________________________________
Exhibits.
________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               23.       Consent of Experts and Counsel



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION


                              By: /s/ Prue Larocca
                                 ___________________________________
                                 Name:  Prue Larocca
                                 Title:   Senior Vice President



Dated: November 22, 1996



                                EXHIBIT INDEX
                                _____________

Exhibit No.                   Description                   Page No.
___________                   ___________                   ________

23                  Consent of Experts and Counsel             6



                EXHIBIT 23     CONSENT OF EXPERTS AND COUNSEL

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Prospectus Supplement dated November 20, 1996 (to Prospectus dated May 21, 1996) of Structured Asset Securities Corporation relating to Mortgage Pass-Through Certificates, Series 1996-6 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".



                                   /s/  COOPERS & LYBRAND LLP

                                   COOPERS & LYBRAND LLP



New York, New York
November 20, 1996